--------------------------------------------------------------------------------

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

TRUSTEES              Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      Charles E. Reed
                      Paul Craig Roberts
                      Nancy-Beth Scheerr

OFFICERS              Jean Bernhard Buttner
                      CHAIRMAN AND PRESIDENT
                      Charles Heebner
                      VICE PRESIDENT
                      David T. Henigson
                      VICE PRESIDENT and
                      SECRETARY/TREASURER
                      Jack M. Houston
                      ASSISTANT SECRETARY/TREASURER
                      Stephen La Rosa
                      ASSISTANT SECRETARY/TREASURER

         THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE TRUST (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                       VLF702100

                      ------------------------------------

                                 ANNUAL  REPORT
                      ------------------------------------
                               FEBRUARY 28, 1997
                    ----------------------------------------

                                   VALUE LINE
                                    NEW YORK
                                   TAX EXEMPT
                                     TRUST

                                     [LOGO]

VALUE LINE NEW YORK TAX EXEMPT TRUST

                                                               To Our Value Line
-------------------------------------------

TO OUR SHAREHOLDERS:

The primary objective of Value Line New York Tax Exempt Trust is to provide investors with maximum income exempt from New York State, New York City and Federal personal income taxes, without undue risk to principal. During the year ended February 28, 1997, the Trust's total return was up 3.73%. Since its inception in July, 1987, the total return for the Trust, assuming the reinvestment of all dividends over that period, was 98.81%. This is equivalent to an average annual total return of 7.37%. The Trust's SEC yield as of February 28, 1997 was 4.49%, slightly below the average SEC yield of 4.51% for all New York State municipal debt funds ranked by Lipper Analytical Services.

During the year ended February 28, 1997, prices of fixed-income securities declined as interest rates rose. Long-term, tax-exempt interest rates, as measured by the Bond Buyer's 40-Bond Index, rose slightly from 5.71% on February 29, 1996 to 5.76% on February 28, 1997. During this same period, long-term taxable rates, as measured by the 30-year Treasury bond, increased from 6.47% to 6.80%. The yield of the 30-year Treasury bond rose to 6.99% on March 19, 1997 and the yield of the Bond Buyer 40-Bond Index rose to 5.88% on January 27, 1997. On March 25, 1997, the Fed increased the Federal Funds rate from 5.25% to 5.50% which appears to be the first step in the Fed's pre-emptive move to keep inflation contained. The future direction of interest rates will be influenced by the strength of the economy and the actions taken by the Federal Reserve.

During the past year, tax-exempt bonds have outperformed government bonds. For the twelve months ended February 28, 1997, the Lehman Municipal Bond Index increased 5.51% compared to 4.53% for the Lehman Government Index. The low supply of new issues and the continuing demand from investors for tax-exempt income contributed to this superior performance. This relative performance is more significant after taxes since the income on most tax-exempt bonds is free from Federal income taxes whereas the return on government bonds is taxable. The most volatile time of the year for tax-exempt bonds, when yields rose, came during the 1996 election campaign. Uncertainties concerning tax proposals, specifically the flat tax and tax cuts, temporarily reduced the attractiveness of tax-exempt securities. These concerns subsided after the elections.

Management continues to avoid securities rated below investment grade (defined as Baa or higher by Moody's Investors Service and as BBB or higher by Standard & Poor's Corporation). As of February 28, 1997, the market value of the Trust's portfolio consisted of 39% AAA bonds, 31% AA bonds, 7% MIG1 rated bonds, and 21% Baa or BBB rated bonds. During the past twelve months, the yield differential, or spread, between high-grade and low-grade bonds has narrowed. As a result, your Trust's management has increased holdings of AAA and AA rated bonds while decreasing holdings of Baa or BBB rated bonds. In addition, 21% of the portfolio is invested in high-coupon, non-callable bonds. The portfolio's highest concentrations of investments are in the insured, housing-revenue, education-revenue, general obligation, electric-revenue, and hospital-revenue sectors.

--------------------------------------------------------------------------------

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

NEW YORK TAX EXEMPT TRUST SHAREHOLDERS
-------------------------------------------

The municipal bond market is one of the most fragmented and complex sectors of the American capital markets. We believe that most investors seeking tax-free income are best served by a mutual fund, whose advantages include professional management, diversification, liquidity, low transaction costs, accurate record-keeping, automatic reinvestment of dividends, and availability in small-dollar amounts. In addition to these features, Value Line New York Tax Exempt Trust has the additional advantage of carrying no sales or redemption fees; it is a true no-load fund.

We thank you for your continued confidence in Value Line, and we look forward to serving your investment needs in the future.

                Sincerely,

                /s/ Jean Bernhard Buttner

                Jean Bernhard Buttner
                CHAIRMAN AND PRESIDENT

April 28, 1997

ECONOMIC OBSERVATIONS

The current economic expansion is now entering its seventh year. Although this does not yet qualify as the longest peacetime period of growth on record (both the 1960s and the 1980s experienced somewhat longer upcycles), it is still quite noteworthy, especially since there are as yet few signs that this lengthy run of uninterrupted prosperity is about to draw to a close. In fact, recent reports show that there is still a good deal of strength around, with high doses of consumer confidence, continuing solid job growth, and healthy levels of retail, housing, and manufacturing activity pointing to economic growth that will likely stay above 2% for most, if not all, of 1997.

Inflation, meanwhile, continues to be under control, with prices at both the producer (or wholesale) and consumer levels either falling or going up only modestly. This healthy inflation trend, which is remarkable given the longevity of the business expansion, is, moreover, showing few signs of running its course. Underscoring our optimism in this area is the fact that there is still a lack of serious shortages on either the labor or the raw materials fronts, although we do note that the recent pickup in wage pressures could, if unchecked, pose some threat down the road.

Interest rates, meanwhile, reflecting the likely moderate pace of upcoming economic growth and the benign nature of inflation, are unlikely to change all that much over the next year. Nevertheless, we caution that recent remarks by Federal Reserve Chairman Alan Greenspan, in which he indicated that the Fed has, in the past, occasionally raised rates before higher inflation actually took hold, and the subsequent one-quarter of a percentage point increase in short-term interest rates, would seem to suggest that the central bank will not be shy about tightening the credit reins further this year, if it sees the need. An additional upward move in rates, if sufficiently pronounced, would not be good news for either the stock or the bond markets, or, ultimately, for the U.S. economy.

--------------------------------------------------------------------------------

VALUE LINE NEW YORK TAX EXEMPT TRUST

-------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             LEHMAN MUNI     NEW YORK TAX
7/2/1987           $10,000         $10,000
2/28/1988          $10,662         $10,477
1989               $11,324         $11,165
1990               $12,486         $11,954
1991               $13,637         $12,651
1992               $14,999         $14,064
1993               $17,063         $16,536
1994               $18,008         $17,525
1995               $18,347         $17,423
1996               $20,374         $19,166
1997               $21,496         $19,881

                   (Period covered is from 7/2/87 to 2/28/97)

* The Lehman Brothers Aggregate Bond Index is representative of the broad fixed-income market. It includes government, investment-grade corporate, and mortgage-backed bonds. The returns for the Index do not reflect expenses, which are deducted from the Trust's returns.

--------------------------------------------------------------------------------

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

-------------------------------------------

PERFORMANCE DATA:

                                AVERAGE ANNUAL TOTAL
                                       RETURN
                                12/31/96    2/28/97
                                --------------------
1 year ended..................    2.35%      3.73%
5 years ended.................    6.68%      7.17%
From 7/2/87* to...............    7.39%      7.37%

*  Commencement of operations.

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN INCLUDES DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN

INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.

--------------------------------------------------------------------------------

VALUE LINE NEW YORK TAX EXEMPT TRUST

Schedule of Investments
-------------------------------------------

   PRINCIPAL                                                                       RATING
    AMOUNT                                                                       (UNAUDITED)         VALUE
---------------------------------------------------------------------------------------------------------------
                                        LONG-TERM MUNICIPAL SECURITIES (92.5%)
                  NEW YORK STATE (74.1%)
$     1,000,000   Albany County, General Obligations, 5.75%, 6/1/11...........  Aaa             $     1,031,020
        300,000   Battery Park City Authority, Revenue, Ser. A, 5.40%,
                    11/1/09...................................................  Aaa                     304,233
                  Dormitory Authority, Revenue:
                    City University System:
      1,990,000       Crossover Refunding, Ser. D, 5.75%, 7/1/07..............  Baa1                  2,033,402
      1,000,000       Revenue Refunding, 3rd General Resolution, 5.50%,
                      7/1/24..................................................  Aaa                     972,380
                    Court Facilities Lease, Ser. A:
      1,000,000       5.50%, 5/15/10..........................................  Baa1                    982,420
      1,000,000       5.625%, 5/15/13.........................................  Baa1                    978,590
        555,000     Long Island University, Asset Guaranty, 5.50%, 9/1/10.....  AA*                     559,706
      1,000,000     Montefiore Medical Center, 6.00%, 2/1/09..................  Aaa                   1,069,470
        150,000     Rochester Hospital, 5.55%, 8/1/12.........................  AAA*                    148,158
        500,000     St. John's University, 5.20%, 7/1/09......................  Aaa                     498,565
      1,000,000     State University Educational Facilities, Ser. C, 5.40%,
                    5/15/23...................................................  Baa1                    917,440
      1,250,000     Upstate Community Colleges, Ser. A, 6.20%, 7/1/15.........  Baa1                  1,266,050
        500,000     W.K. Nursing Home Corp., 5.75%, 2/1/10....................  AAA*                    513,895
      1,500,000   Hempstead, Industrial Development Agency, Resource Recovery
                    Revenue, Refunding, American Fuel Co. Project, 4.875%,
                    12/1/06+..................................................  Aaa                   1,482,135
      1,090,000   Housing Finance Agency, Revenue, Multi-Family, Mortgage
                    Housing, Ser. C, Refunding, 6.45%, 8/15/14................  Aa                    1,131,060
                  Medical Care Facilities Finance Agency, Revenue, Refunding:
      1,000,000     Mental Health Service, 5.375%, 2/15/14....................  Aaa                     971,280
      1,000,000     Presbyterian Hospital, Ser. A, 5.25%, 8/15/14.............  Aa                      959,150
        700,000     Saint Mary's Hospital, Ser. A, 6.00%, 11/1/09.............  Aaa                     738,143
                  Mortgage Agency, Revenue Refunding, Homeowner Mortgage:
        525,000     Ser. 61, 5.60%, 10/1/11...................................  Aa2                     523,005
      1,000,000     Ser. 55, 5.95%, 10/1/17...................................  Aa2                   1,021,110
        960,000     Ser. 30-A, 4.375%, 10/1/23................................  Aa2                     926,304
      1,000,000   Niagara Falls, Water Treatment Plant, 7.25%, 11/1/11........  Aaa                   1,182,930
        890,000   Onondaga County, General Obligations, Ser. A, 5.85%,
                    5/1/10....................................................  Aa                      932,542
        500,000   Power Authority, Revenue and General Purpose Refunding, Ser.
                    W, 6.50%, 1/1/08..........................................  Aa                      559,030
        500,000   Thruway Authority, Highway and Bridge Trust Fund, Ser. A,
                    6.00%, 4/1/07+............................................  Aaa                     539,060
      1,500,000   Triborough Bridge and Tunnel Authority, Revenue, Convention
                    Center Project, Ser. E, 6.00%, 1/1/11.....................  Baa1                  1,538,205
        500,000   Urban Development Corp., Refunding, Corporate Purpose,
                    Senior Lien, 5.125%, 1/1/09...............................  Aaa                     496,590
                                                                                                ---------------

                  TOTAL NEW YORK STATE........................................                       24,275,873
                                                                                                ---------------

+ WHEN ISSUED SECURITY.

--------------------------------------------------------------------------------

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

                                                               FEBRUARY 28, 1997
-------------------------------------------

   PRINCIPAL                                                                       RATING
    AMOUNT                                                                       (UNAUDITED)         VALUE
---------------------------------------------------------------------------------------------------------------
                  NEW YORK CITY (13.6%)
                  General Obligation:
$       400,000     Ser. F, 6.50%, 2/15/08....................................  Baa1            $       423,592
        500,000     Ser. E, 6.20%, 8/1/08.....................................  Aaa                     551,260
      1,000,000     Ser. H, Refunding, 6.125%, 8/1/25.........................  Baa1                    991,300
      1,500,000   Housing Development Corp., Multi-Family Housing Revenue,
                    Ser. A, 5.625%, 5/1/12....................................  Aa                    1,487,040
                  Industrial Development Agency:
                    Civic Facilities Revenue:
        420,000       New School for Social Research Project, 6.00%, 9/1/09...  Aaa                     444,629
        500,000       USTA National Tennis Center Project, 6.40%, 11/15/08....  Aaa                     549,105
                                                                                                ---------------

                  TOTAL NEW YORK CITY.........................................                        4,446,926
                                                                                                ---------------

                  PUERTO RICO (4.8%)
      1,500,000   Electric Power Authority, Power Revenue, Ser. T, 6.125%,
                    7/1/09....................................................  Baa1                  1,577,145
                                                                                                ---------------

                  TOTAL LONG-TERM MUNICIPAL SECURITIES........................                  $    30,299,944
                                                                                                ---------------

--------------------------------------------------------------------------------

VALUE LINE NEW YORK TAX EXEMPT TRUST

SCHEDULE OF INVESTMENTS                                        FEBRUARY 28, 1997
-------------------------------------------

   PRINCIPAL                                                                       RATING
    AMOUNT                                                                       (UNAUDITED)         VALUE
---------------------------------------------------------------------------------------------------------------
                                       SHORT-TERM MUNICIPAL SECURITIES (12.6%)
                  NEW YORK STATE (3.1%)
$     1,000,000   Energy Research & Development Authority, Pollution Control
                    Revenue, Niagara Mohawk Power, Ser. A, 3.55%, 7/1/15......  A1+(1)          $     1,000,000
                                                                                                ---------------

                  NEW YORK CITY (9.5%)
                  General Obligation:
        200,000     Subser. A-8, 3.45%, 8/1/17................................  VMIG1(1)                200,000
        800,000     Subser. B-2, 3.55%, 8/15/18...............................  VMIG1(1)                800,000
        300,000     Subser. B-7, 3.45%, 8/15/18...............................  VMIG1(1)                300,000
        700,000     Ser. B, 3.55%, 10/1/20....................................  VMIG1(1)                700,000
        400,000     Ser. C, 3.55%, 10/1/23....................................  VMIG1(1)                400,000
        700,000   Municipal Water Finance Authority, Water and Sewer System
                    Revenue, Ser. C, 3.45%, 6/15/23...........................  VMIG1(1)                700,000
                                                                                                ---------------

                  TOTAL NEW YORK CITY.........................................                        3,100,000
                                                                                                ---------------

                  TOTAL SHORT-TERM MUNICIPAL SECURITIES.......................                        4,100,000
                                                                                                ---------------

                  TOTAL MUNICIPAL SECURITIES (105.1%)
                    (COST $33,314,086)........................................                       34,399,944

                  EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-5.1%)....                       (1,654,933)
                                                                                                ---------------

                  NET ASSETS (100.0%).........................................                  $    32,745,011
                                                                                                ---------------

                  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE,
                    PER OUTSTANDING SHARE.....................................                  $         10.04
                                                                                                ---------------

RATED BY MOODY'S INVESTORS SERVICE EXCEPT FOR THOSE MARKED BY AN ASTERISK (*) WHICH ARE RATED BY STANDARD & POOR'S.

VARIABLE RATE DEMAND NOTES ARE CONSIDERED SHORT-TERM OBLIGATIONS. INTEREST RATES CHANGE EVERY (1) DAY. THESE SECURITIES ARE SECURED BY EITHER LETTERS OF CREDIT OR OTHER CREDIT SUPPORT AGREEMENTS FROM BANKS. THE RATES LISTED ARE AS OF FEBRUARY 28, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

STATEMENT OF ASSETS AND LIABILITIES
AT FEBRUARY 28, 1997
----------------------------------------------------------------------------

                                                                  DOLLARS
                                                               (IN THOUSANDS
                                                                  EXCEPT
                                                                 PER-SHARE
                                                                  AMOUNT)
                                                              ---------------
ASSETS:
Investment securities, at value
  (Cost $33,314)............................................  $       34,400
Cash........................................................              93
Interest receivable.........................................             375
Receivable for securities sold..............................              40
Receivable for Trust shares sold............................              12
                                                              ---------------

    TOTAL ASSETS............................................          34,920
                                                              ---------------
LIABILITIES:
Payable for securities purchased............................           2,033
Dividends payable to shareholders...........................              51
Payable for Trust shares repurchased........................              20
Accrued expenses:
  Advisory fee..............................................              15
  Other.....................................................              56
                                                              ---------------

    TOTAL LIABILITIES.......................................           2,175
                                                              ---------------

    NET ASSETS..............................................  $       32,745
                                                              ---------------
NET ASSETS:
Capital stock, at $.01 par value (authorized unlimited,
  outstanding 3,260,615 shares of beneficial interest)......  $           33
Additional paid-in capital..................................          31,758
Distribution in excess of net investment income.............             (25)
Accumulated net realized loss on investments................            (107)
Unrealized net appreciation of
  investments...............................................           1,086
                                                              ---------------
    NET ASSETS..............................................  $       32,745
                                                              ---------------
    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE, PER
     OUTSTANDING SHARE......................................  $        10.04
                                                              ---------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

                                                                  DOLLARS
                                                              (IN THOUSANDS)
                                                              ---------------
INVESTMENT INCOME:
Interest income.............................................  $        2,063
                                                              ---------------
EXPENSES:
Advisory fee................................................             217
Auditing and legal fees.....................................              37
Printing and stationary.....................................              14
Custodian fees..............................................              14
Transfer agent fees.........................................              13
Trustees' fees and expenses.................................              13
Other.......................................................              24
                                                              ---------------
    Total Expenses before custody credits...................             332
    Less: custody credits...................................              (3)
                                                              ---------------
    NET EXPENSES............................................             329
                                                              ---------------
NET INVESTMENT INCOME.......................................           1,734
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net Realized Loss.........................................            (108)
  Change in Unrealized Appreciation.........................            (358)
                                                              ---------------
NET REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON
  INVESTMENTS...............................................            (466)
                                                              ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $        1,268
                                                              ---------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE NEW YORK TAX EXEMPT TRUST

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 1997 AND FEBRUARY 29, 1996
------------------------------------------------------------------------

                                                                  1997            1996
                                                              -----------------------------
                                                                 (DOLLARS IN THOUSANDS)
OPERATIONS:
  Net Investment income.....................................  $       1,734   $       1,932
  Net Realized (loss) gain on investments...................           (108)          1,405
  Change in net unrealized appreciation.....................           (358)            430
                                                              -----------------------------
  Net increase in net assets from operations................          1,268           3,767
                                                              -----------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income.....................................         (1,734)         (1,932)
  Net realized gains........................................           (448)             --
                                                              -----------------------------
  Net decrease in net assets from distributions.............         (2,182)         (1,932)
                                                              -----------------------------

TRUST SHARE TRANSACTIONS:
  Net proceeds from sale of shares..........................          2,172           3,247
  Net proceeds from reinvestment of distributions to
    shareholders............................................          1,570           1,393
  Cost of shares repurchased................................        (10,252)         (5,445)
                                                              -----------------------------
  Net decrease in net assets from Trust share
    transactions............................................         (6,510)           (805)
                                                              -----------------------------

TOTAL (DECREASE) INCREASE IN NET ASSETS.....................         (7,424)          1,030

NET ASSETS:
  Beginning of year.........................................         40,169          39,139
                                                              -----------------------------
  End of year...............................................  $      32,745   $      40,169
                                                              -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS                                  FEBRUARY 28, 1997
-------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Value Line New York Tax Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal individual income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public-authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATIONS: The Trust's investments are valued each business day by an independent pricing service ("Service") approved by the Trustees. Investments for which quoted bid prices in the judgement of the Service are readily available and are representative of the bid side of the market are valued at quotations obtained by the Service from dealers in such securities. Other investments (which constitute a majority of the portfolio securities) are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions.

Short-term instruments maturing within 60 days are valued at amortized cost, which approximates value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) DISTRIBUTIONS: It is the policy of the Trust to distribute all of its investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital-gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays, and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income-tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax- basis treatment. Temporary differences do not require reclassification.

(C) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no federal income-tax or excise-tax provision is required.

(D) INVESTMENTS: Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of original- issue discounts on investments in accordance with federal income-tax regulations, is earned from settlement date and recognized on the accrual basis. Additionally, when appropriate, the Trust recognizes market discount when the securities are disposed.

--------------------------------------------------------------------------------

VALUE LINE NEW YORK TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS                                  FEBRUARY 28, 1997
-------------------------------------------
Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

2. TRUST SHARE TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

                                            1997       1996
                                          -------------------
                                            (IN THOUSANDS)

Shares sold.............................       218        322
Shares issued to shareholders in
  reinvestment of distributions.........       156        138
                                          -------------------
                                               374        460

Shares repurchased......................    (1,022)      (539)
                                          -------------------
Net decrease............................      (648)       (79)
                                          -------------------

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of municipal securities were as follows:

                                              1997
                                          ------------
                                              (IN
                                           THOUSANDS)
PURCHASES:
  Long-term obligations.................  $    28,710
  Short-term obligations................       34,006
                                          ------------
                                          $    62,716
                                          ------------

MATURITIES OR SALES:
  Long-term obligations.................  $    35,376
  Short-term obligations................       32,353
                                          ------------
                                          $    67,729
                                          ------------

At February 28, 1997, the aggregate cost of investments for federal income-tax purposes was $33,314,086. The aggregate appreciation and depreciation of investments at February 28, 1997, based on a comparison of investment values and their costs for federal income-tax purposes, was $1,116,646 and $30,788, respectively, resulting in a net appreciation of $1,085,858.

For federal income-tax purposes the Trust had a capital loss carryover at February 28, 1997, of $107,675 which will expire in 2005. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to its shareholders.

4. INVESTMENT ADVISORY CONTRACT AND TRANSACTIONS WITH AFFILIATES

An advisory fee of $217,260 was paid or payable to Value Line, Inc. (the Adviser) for the year ended February 28, 1997. This was computed at the rate of
0.6 of 1% per year of the Trust's average daily net assets for the period. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays the costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses in its operation. During the year ended February 28, 1997, $2,880 was paid to the Adviser for printing services.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At February 28, 1997, the Adviser owned 105,118 shares of beneficial interest in the Trust, representing 3.2% of the outstanding shares.

--------------------------------------------------------------------------------

                                            VALUE LINE NEW YORK TAX EXEMPT TRUST

Financial Highlights
-------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                  YEARS ENDED ON LAST DAY OF FEBRUARY
                                          ----------------------------------------------------
                                            1997       1996       1995       1994       1993
                                          ----------------------------------------------------

Net asset value, beginning of year......  $ 10.28    $  9.81    $ 10.49    $ 10.84    $  9.90
                                          ----------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:

      Net investment income.............     .480       .491       .523       .570       .596

      Net gains or losses on securities
         (both realized and
         unrealized)....................    (.113)      .470      (.611)      .062      1.080
                                          ----------------------------------------------------

         Total from investment
            operations..................     .367       .961      (.088)      .632      1.676
                                          ----------------------------------------------------

   LESS DISTRIBUTIONS:

      Dividends from net investment
      income............................    (.480)     (.491)     (.523)     (.570)     (.596)

      Distributions from capital
      gains.............................    (.127)        --      (.069)     (.412)     (.140)
                                          ----------------------------------------------------

         Total distributions............    (.607)     (.491)     (.592)     (.982)     (.736)
                                          ----------------------------------------------------

Net asset value, end of year............  $ 10.04    $ 10.28    $  9.81    $ 10.49    $ 10.84
                                          ----------------------------------------------------

Total return............................     3.73%     10.00%      (.58%)     5.98%     17.56%
                                          ----------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in
  thousands)............................  $32,745    $40,169    $39,139    $44,190    $41,528

Ratio of expenses to average net
  assets................................      .92%(1)     .92%      .86%       .87%       .85%

Ratio of net investment income to
  average net assets....................     4.79%      4.87%      5.36%      5.21%      5.82%

Portfolio turnover rate.................       86%       119%       105%        54%       137%

(1) BEFORE OFFSET FOR CUSTODY CREDITS.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE NEW YORK TAX EXEMPT TRUST

                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VALUE LINE NEW YORK TAX EXEMPT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line New York Tax Exempt Trust (the "Trust") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

April 21, 1997

                         FEDERAL TAX NOTICE (unaudited)
 During the year ended February 28, 1997, the Trust paid to shareholders $0.480 per share from net investment income. Substantially all of the Trust's dividends from net investment income were exempt-interest dividends, excludable from gross income for regular Federal income-tax purposes.

--------------------------------------------------------------------------------

14